UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

OCTOBER 31, 2006

Legg Mason Partners

Hansberger Global Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Hansberger Global Value Fund

Semi-Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth.

Letter from the Chairman

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and weakened considerably during the six-month reporting period. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter, GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

The U.S. stock market was weak during the first half of the reporting period. Despite continued strong corporate profits, uncertainty regarding the Fed and record high oil prices dampened investor sentiment. However, given the Fed’s three rate pauses and a sharp decline in oil prices, the market rallied sharply over the second half of the period. All told, the S&P 500 Indexiv returned 6.10% during the six months ended October 31, 2006.

International equities also generated positive results during the reporting period but lagged their U.S. counterparts. During the six months ended October 31, 2006, the MSCI EAFE Indexv returned 3.77%. As was the case in the U.S., international equities declined during the first three months

Legg Mason Partners Hansberger Global Value Fund         I

of the period and then rallied sharply. One notable exception was Japan, as its equity market was weak throughout the reporting period. Mixed economic data and concerns over the likelihood of higher interest rates dragged its market down.

Special Shareholder Notices

On December 11, 2006, shareholders of Legg Mason Partners Hansberger Global Value Fund approved the termination and liquidation of the Fund. The termination occurred on December 20, 2006.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. Hansberger Global Investors, Inc remained the Fund’s subadviser. The portfolio managers who were responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA is a wholly-owned subsidiary of Legg Mason.

The Fund was formerly known as Smith Barney Hansberger Global Value Fund.

II         Legg Mason Partners Hansberger Global Value Fund

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

6 Months

Hansberger Global Value Fund — Class A Shares	1.88%

MSCI ACWI Index	4.10%

Lipper Global Large-Cap Value Funds Category Average	5.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 1.51% and Class C shares returned 1.45% over the six months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The

Legg Mason Partners Hansberger Global Value Fund         III

Performance Review

For the six months ended October 31, 2006, Class A shares of Legg Mason Partners Hansberger Global Value Fund, excluding sales charges, returned 1.88%. These shares underperformed the Fund’s unmanaged benchmark, the MSCI All Country World Index (“MSCI ACWI Index”)vi, which returned 4.10% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 increased 5.12% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category, and excluding sales charges.

Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

December 21, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks. .

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	TheS&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

vi	The MSCI ACWI Index represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

IV         Legg Mason Partners Hansberger Global Value Fund

Fund at a Glance (unaudited)

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.88%	$1,000.00	$1,018.80	1.69%	$8.60

Class B	1.51	1,000.00	1,015.10	2.45	12.44

Class C	1.45	1,000.00	1,014.50	2.51	12.74

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,016.69	1.69%	$8.59

Class B	5.00	1,000.00	1,012.85	2.45	12.43

Class C	5.00	1,000.00	1,012.55	2.51	12.73

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         3

Schedule of Investments (October 31, 2006) (unaudited)

LEGG MASON PARTNERS HANSBERGER GLOBAL VALUE FUND

Shares	Security	Value

COMMON STOCKS — 98.9%
Australia — 1.0%
10,775	Westpac Banking Corp.	$199,804

Bermuda — 0.5%
50,000	Cosco Pacific Ltd.	103,233

Brazil — 2.2%
12,900	Companhia Vale do Rio Doce, ADR	280,188
1,600	Petroleo Brasileiro SA, ADR	142,016

	Total Brazil	422,204

Canada — 1.2%
23,663	Celestica Inc.*	232,607

China — 1.8%
116,000	Weichai Power Co., Ltd.	278,275
97,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	63,598

	Total China	341,873

France — 13.0%
5,330	Axa	203,203
3,120	BNP Paribas SA	343,296
8,484	Carrefour SA	517,299
4,500	Credit Agricole SA	191,446
14,000	France Telecom SA	363,874
4,900	Suez SA	219,415
4,600	Total SA	311,675
9,000	Vivendi Universal SA	341,051

	Total France	2,491,259

Germany — 1.9%
5,300	Commerzbank AG	188,250
1,400	E.ON AG	168,080

	Total Germany	356,330

Hong Kong — 1.8%
454,000	Johnson Electric Holdings Ltd.	356,033

India — 1.3%
13,200	Patni Computer Systems Ltd., ADR	254,760

Indonesia — 1.3%
825,000	PT Bank Mandiri	247,182

Italy — 2.9%
8,342	Eni SpA	251,764
37,000	UniCredito Italiano SpA	306,930

	Total Italy	558,694

See Notes to Financial Statements.

4         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Japan — 13.4%
33,000	Bank of Yokohama Ltd.	$255,367
15,000	Chugoku Bank Ltd.	197,226
41,000	Joyo Bank	239,711
9,000	JS Group Corp.	184,900
13,000	Marui Co., Ltd.	175,047
5,000	Millea Holdings Inc.	189,180
1,700	Nintendo Co., Ltd.	348,091
19,000	Nissan Motor Co., Ltd.	227,863
18,000	Nomura Holdings Inc.	318,182
13,000	Onward Kashiyama Co., Ltd.	178,497
25,000	Sumitomo Trust & Banking Co., Ltd.	269,218

	Total Japan	2,583,282

Mexico — 1.6%
6,800	Cemex SA de CV, Participation Certificate, ADR*	209,032
1,000	Fomento Economico Mexicano SA de CV, ADR	96,690

	Total Mexico	305,722

Netherlands — 1.3%
5,700	ING Groep NV, CVA	252,690

Russia — 2.1%
9,600	Evraz Group SA, GDR (a)(b)	248,640
1,800	LUKOIL, ADR	145,440

	Total Russia	394,080

Singapore — 1.2%
17,000	DBS Group Holdings Ltd.	222,672

Switzerland — 4.0%
4,300	Lonza Group AG, Registered Shares	332,220
740	Nestle SA	253,109
3,027	Novartis AG	183,927

	Total Switzerland	769,256

Taiwan — 1.4%
27,929	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	270,911

United Kingdom — 12.0%
3,700	AstraZeneca PLC	218,746
5,000	BHP Billiton PLC	96,467
26,500	British Sky Broadcasting Group PLC	274,349
9,578	GlaxoSmithKline PLC	255,894
16,500	HSBC Holdings PLC	311,397
43,646	Kingfisher PLC	219,266
37,000	Man Group PLC	344,572
5,574	Royal Bank of Scotland Group PLC	198,702
151,807	Vodafone Group PLC	391,096

	Total United Kingdom	2,310,489

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         5

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

United States — 33.0%
5,000	Abercrombie & Fitch Co., Class A Shares	$383,250
3,000	AllianceBernstein Holding LP	233,100
4,090	American International Group Inc.	274,725
4,302	Bank of America Corp.	231,749
13,200	Cisco Systems Inc.*	318,516
7,609	Eastman Kodak Co.	185,660
7,392	General Electric Co.	259,533
12,606	Health Management Associates Inc., Class A Shares	248,338
5,799	Home Depot Inc.	216,477
14,500	Intel Corp.	309,430
3,227	International Business Machines Corp.	297,949
8,100	Investors Financial Services Corp.	318,492
1,500	Johnson & Johnson	101,100
7,400	Jones Apparel Group Inc.	247,160
4,000	JPMorgan Chase & Co.	189,760
4,996	Merck & Co. Inc.	226,918
2,600	Merrill Lynch & Co. Inc.	227,292
3,700	MetLife Inc.	211,381
9,000	Microsoft Corp.	258,390
10,083	Pfizer Inc.	268,712
28,825	Tellabs Inc.*	303,815
82	TIMCO Aviation Services Inc.*	320
8,499	Tyco International Ltd.	250,126
18,299	UCBH Holdings Inc.	313,645
5,796	Walt Disney Co.	182,342
5,699	Wyeth	290,820

	Total United States	6,349,000

	TOTAL COMMON STOCKS (Cost — $15,328,474)	19,022,081

Warrants
WARRANTS — 0.0%
1,307	TIMCO Aviation Services Inc., Expires 2/27/07(b)(c)* (Cost — $1)	0

	TOTAL INVESTMENTS — 98.9% (Cost — $15,328,475#)	19,022,081
	Other Assets in Excess of Liabilities — 1.1%	202,027

	TOTAL NET ASSETS — 100.0%	$19,224,108

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(c)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

6         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Summary of Investments by Sector** (unaudited)

Financials	34.1%
Consumer Discretionary	13.8
Information Technology	13.6
Health Care	9.4
Industrials	7.5
Materials	6.5
Consumer Staples	4.6
Energy	4.5
Telecommunication Services	4.0
Utilities	2.0

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         7

Statement of Assets and Liabilities (October 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $15,328,475)	$19,022,081
Foreign currency, at value (Cost — $25,832)	25,932
Cash	73,957
Dividends receivable	79,639
Receivable for securities sold	33,459
Prepaid expenses	19,470

Total Assets	19,254,538

LIABILITIES:
Transfer agent fees payable	6,927
Payable for Fund shares repurchased	4,074
Distribution fees payable	3,266
Investment management fee payable	1,089
Directors’ fees payable	579
Accrued expenses	14,495

Total Liabilities	30,430

Total Net Assets	$19,224,108

NET ASSETS:
Par value (Note 6)	$1,277
Paid-in capital in excess of par value	33,024,874
Undistributed net investment income	146,517
Accumulated net realized loss on investments and foreign currency transactions	(17,652,196)
Net unrealized appreciation on investments and foreign currencies	3,703,636

Total Net Assets	$19,224,108

Shares Outstanding:
Class A	823,148

Class B	217,733

Class C	236,502

Net Asset Value:
Class A (and redemption price)	$15.21

Class B (and redemption price)	$14.78

Class C (and redemption price)	$14.73

See Notes to Financial Statements.

8         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended October 31, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$354,179
Interest	7,885
Less: Foreign taxes withheld	(26,766)

Total Investment Income	335,298

EXPENSES:
Investment management fee (Note 2)	87,130
Distribution fees (Notes 2 and 4)	53,847
Registration fees	27,965
Shareholder reports (Note 4)	17,268
Transfer agent fees (Note 4)	15,683
Audit and tax	12,345
Legal fees	9,773
Custody fees	9,478
Proxy fees	2,974
Directors’ fees	424
Insurance	414
Miscellaneous expenses	7,918

Total Expenses	245,219
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(42,378)

Net Expenses	202,841

Net Investment Income	132,457

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	560,981
Foreign currency transactions	(8,331)

Net Realized Gain	552,650

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(519,009)
Foreign currencies	(3,207)

Change in Net Unrealized Appreciation/Depreciation	(522,216)

Net Gain on Investments and Foreign Currency Transactions	30,434

Increase in Net Assets From Operations	$162,891

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         9

Statements of Changes in Net Assets

For the six months ended October 31, 2006 (unaudited) and the year ended April 30, 2006

	October 31	April 30
OPERATIONS:
Net investment income	$132,457	$365,084
Net realized gain	552,650	18,036,712
Change in net unrealized appreciation/depreciation	(522,216)	(11,890,199)

Increase in Net Assets From Operations	162,891	6,511,597

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(900,000)

Decrease in Net Assets From Distributions to Shareholders	—	(900,000)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,100,449	7,383,180
Reinvestment of distributions	—	847,902
Cost of shares repurchased	(4,465,112)	(129,701,490)

Decrease in Net Assets From Fund Share Transactions	(3,364,663)	(121,470,408)

Decrease in Net Assets	(3,201,772)	(115,858,811)
NET ASSETS:
Beginning of period	22,425,880	138,284,691

End of period*	$19,224,108	$22,425,880

* Includes undistributed net investment income of:	$146,517	$14,060

See Notes to Financial Statements.

10         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.93		$12.44		$11.73	$8.67	$10.86	$11.79

Income (Loss) From Operations:
Net investment income	0.11		0.08		0.11	0.04	0.06	0.04
Net realized and unrealized gain (loss)	0.17		3.06		0.67	3.09	(2.20)	(0.94)

Total Income (Loss) From Operations	0.28		3.14		0.78	3.13	(2.14)	(0.90)

Less Distributions From:
Net investment income	—		(0.65)		(0.07)	(0.07)	(0.05)	(0.03)

Total Distributions	—		(0.65)		(0.07)	(0.07)	(0.05)	(0.03)

Net Asset Value, End of Period	$15.21		$14.93		$12.44	$11.73	$ 8.67	$10.86

Total Return(3)	1.88%		25.85%		6.63%	36.11%	(19.71)%	(7.61)%

Net Assets, End of Period (000s)	$12,523		$13,690		$7,544	$7,679	$5,280	$7,704

Ratios to Average Net Assets:
Gross expenses	2.00	%(4)	2.19%		1.67%	1.55%	1.54%	1.56%
Net expenses	1.69	(4)(5)(6)(7)	1.64	(5)(6)	1.66 (6)	1.55	1.54	1.56
Net investment income	1.55	(4)	0.57		0.89	0.33	0.65	0.35

Portfolio Turnover Rate	24%		35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.66%.

(6)	Reflects fee waivers and/or expense reimbursements.
(7)	The ratio of expenses to average net assets of Class A shares exceeds the voluntary expense limitation by 0.03% due to extraordinary expense.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         11

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.56		$12.14		$11.47	$ 8.49	$10.66	$11.62

Income (Loss) From Operations:
Net investment income (loss)	0.06		(0.01)		0.02	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.16		2.98		0.65	3.03	(2.16)	(0.92)

Total Income (Loss) From Operations	0.22		2.97		0.67	2.98	(2.17)	(0.96)

Less Distributions From:
Net investment income	—		(0.55)		—	—	—	—

Total Distributions	—		(0.55)		—	—	—	—

Net Asset Value, End of Period	$14.78		$14.56		$12.14	$11.47	$8.49	$10.66

Total Return(3)	1.51%		24.97%		5.84%	35.10%	(20.36)%	(8.26)%

Net Assets, End of Period (000s)	$3,217		$4,529		$9,594	$10,937	$8,831	$13,993

Ratios to Average Net Assets:
Gross expenses	3.22	%(4)	3.21%		2.42%	2.34%	2.31%	2.31%
Net expenses	2.45	(4)(5)(6)(7)	2.39	(5)(6)	2.41 (6)	2.34	2.31	2.31
Net investment income (loss)	0.90	(4)	(0.06)		0.13	(0.45)	(0.13)	(0.33)

Portfolio Turnover Rate	24%		35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.41%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	The ratio of expenses to average net assets of Class B shares exceeds the voluntary expense limitation by 0.04% due to extraordinary expense.

See Notes to Financial Statements.

12         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.52		$12.11		$11.46	$ 8.49	$10.65	$11.62

Income (Loss) From Operations:
Net investment income (loss)	0.06		(0.03)		0.00 (3)	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.15		2.98		0.65	3.02	(2.15)	(0.93)

Total Income (Loss) From Operations	0.21		2.95		0.65	2.97	(2.16)	(0.97)

Less Distributions From:
Net investment income	—		(0.54)		—	—	—	—

Total Distributions	—		(0.54)		—	—	—	—

Net Asset Value, End of Period	$14.73		$14.52		$12.11	$11.46	$ 8.49	$10.65

Total Return(4)	1.45%		24.85%		5.67%	34.98%	(20.28)%	(8.35)%

Net Assets, End of Period (000s)	$3,484		$4,207		$3,799	$4,389	$3,189	$4,680

Ratios to Average Net Assets:
Gross expenses	2.90	%(5)	3.17%		2.50%	2.37%	2.34%	2.35%
Net expenses	2.51	(5)(6)(7)(8)	2.48	(6)(7)	2.49 (7)	2.37	2.34	2.35
Net investment income (loss)	0.78	(5)	(0.22)		0.03	(0.49)	(0.14)	(0.37)

Portfolio Turnover Rate	24%		35%		26%	27%	36%	43%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.49%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.02% due to extraordinary expense.

See Notes to Financial Statements.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Hansberger Global Value Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On June 29, 2006, the Board of Directors of the Fund approved the termination and liquidation of the Fund. On December 11, 2006, shareholders approved the termination and liquidation of the Fund. The termination and liquidation occurred on December 20, 2006. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. The Fund applies U.S. generally accepted accounting principles (“GAAP”) for investment companies which requires assets be recorded at fair value and, is materially consistent with the liquidation basis of accounting.

The following are significant accounting policies consistently followed by the Fund and are in conformity with GAAP. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends

14         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion Next $5 billion	0.800 0.775
Over $10 billion	0.750

16         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. Hansberger Global Investors, Inc. remains the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of this change. LMPFA is a wholly-owned subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged.

Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger Group, Inc. (“Hansberger”), continues to serve as the subadviser for the Fund, pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Subject to the oversight of the Manager, Hansberger performs all day-to-day portfolio management services for the Fund except for cash management services. LMPFA (and not the Fund) pays Hansberger a fee of 0.50% of the Fund’s average daily net assets for the services Hansberger provides as subadviser.

During the six months ended October 31, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.66%, 2.41% and 2.49%, respectively. These expense limitations may be terminated at any time.

During the six months ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $42,340. In addition, during the six months ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $38.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2006, LMIS and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B		Class C
CDSCs	$0	*	$0	*

*	Amount represents less than $1,000.

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3. Investments

During the six months ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,730,725

Sales	7,872,408

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,952,756
Gross unrealized depreciation	(259,150)

Net unrealized appreciation	$3,693,606

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended October 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$16,220	$6,567	$7,111
Class B	18,595	5,520	6,855
Class C	19,032	3,596	3,302

Total	$53,847	$15,683	$17,268

5.	Distributions to Shareholders by Class

	Six Months Ended October 31, 2006	Year Ended April 30, 2006
Net Investment Income
Class A	—	$538,758
Class B	—	208,970
Class C	—	152,272

Total	—	$900,000

18         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At October 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended October 31, 2006		Year Ended April 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	53,446	$787,879	456,662	$6,140,078
Shares issued on reinvestment	—	—	38,280	514,870
Shares repurchased	(147,287)	(2,102,320)	(184,289)	(2,488,509)

Net Increase (Decrease)	(93,841)	$(1,314,441)	310,653	$4,166,439

Class B
Shares sold	11,957	$172,858	57,055	$773,124
Shares issued on reinvestment	—	—	15,111	198,712
Shares repurchased	(105,320)	(1,482,029)	(551,600)	(7,157,198)

Net Decrease	(93,363)	$(1,309,171)	(479,434)	$(6,185,362)

Class C
Shares sold	9,973	$139,712	35,052	$469,978
Shares issued on reinvestment	—	—	10,238	134,320
Shares repurchased	(63,331)	(880,763)	(69,083)	(900,947)

Net Decrease	(53,358)	$(741,051)	(23,793)	$(296,649)

Class Y(1)
Shares repurchased	—	—	(9,405,991)	$(119,154,836)

Net Decrease	—	—	(9,405,991)	$(119,154,836)

(1)	On May 27, 2005, Class Y shares were liquidated.

7.	Capital Loss Carryforward

As of April 30, 2006, the Fund had, for federal income tax purposes, a net capital loss carryforward of $18,527,702, of which $849,215 expires in 2008, $1,144,805 expires in 2010, and $16,533,682 expires in 2011. These amounts will be available to offset any future taxable capital gains.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

20         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers, including the Fund (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if

Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Additional Shareholder Information

On December 11, 2006, shareholders of the Fund approved the termination and liquidation of the Fund. The termination occurred on December 20, 2006.

22         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Hansberger Global Investors, Inc. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and prior subadvisory agreement with the Subadviser and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio managers that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio managers who are responsible for the day-to-day management of the Fund would remain the same immediately prior to and immediately after the date of the changes.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

Legg Mason Partners Hansberger Global Value Fund         23

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors, including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not

24         Legg Mason Partners Hansberger Global Value Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Hansberger Global Value Fund         25

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds’ Directors (the “Board Members”). The following tables provide the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, and (2) Liquidate Fund.

Proposal 1: Elect Board Members†.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees:
Paul R. Ades	121,866,497.391	3,054,107.186	0.000	0.000
Andrew L. Breech	121,900,821.025	3,019,783.552	0.000	0.000
Dwight B. Crane	121,850,512.564	3,070,092.013	0.000	0.000
Robert M. Frayn, Jr.	121,778,191.988	3,142,412.589	0.000	0.000
Frank G. Hubbard	121,848,495.495	3,072,109.082	0.000	0.000
Howard J. Johnson	121,865,914.325	3,054,690.252	0.000	0.000
David E. Maryatt	121,813,754.911	3,106,849.666	0.000	0.000
Jerome H. Miller	121,858,470.310	3,062,134.267	0.000	0.000
Ken Miller	121,889,516.870	3,031,087.707	0.000	0.000
John J. Murphy	121,864,667.771	3,055,936.806	0.000	0.000
Thomas T. Schlafly	121,848,850.151	3,071,754.426	0.000	0.000
Jerry A. Viscione	121,844,786.595	3,075,817.982	0.000	0.000
R. Jay Gerken, CFA	121,826,709.153	3,093,895.424	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Fund Liquidation.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Liquidation	635,917.568	21,082.969	20,299.769	50,033.000

26         Legg Mason Partners Hansberger Global Value Fund 2006 Semi-Annual Report

Legg Mason Partners

Hansberger Global Value Fund

DIRECTORS Paul R. Ades Dwight B. Crane R. Jay Gerken, CFA Chairman Frank G. Hubbard Jerome H. Miller Ken Miller

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Hansberger Global Investors, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02865 12/06	SR06-213

Legg Mason Partners Hansberger Global Value Fund

The Fund is a series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS HANSBERGER GLOBAL VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007